As filed with the Securities and Exchange Commission
                                 on April 28, 1997


                      Securities Act of 1933 Registration No.  33-55024
                        Investment Company Act of 1940 File No. 811-985


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ---------------

                                    FORM N-1A

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No.  ___                [ ]


                        Post-Effective Amendment No.   5                [X]


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              Amendment No.  22                         [X]


                       STATE STREET RESEARCH GROWTH TRUST
                 (Exact Name of Registrant as Specified in Charter)


               One Financial Center, Boston, Massachusetts 02111
                (Address of Principal Executive Offices) (Zip Code)

         Registrant's Telephone Number, Including Area Code (617) 357-1200


                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                     State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)



                              Thomas J. Kelly, Esq.
                           Mintz, Levin, Cohn, Ferris,
                             Glovsky and Popeo, P.C.
                              One Financial Center
                           Boston, Massachusetts 02111



It is proposed that this filing will become effective under Rule 485:

      [ ] Immediately upon filing pursuant to paragraph (b),
      [X] On May 1, 1997 pursuant to paragraph (b),
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] On_________pursuant to paragraph (a)(1).
      [ ] 75 days after filing pursuant to paragraph (a)(2).
      [ ] On_________pursuant to paragraph (a)(2).

             If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                        --------------------------------
      The Registrant hereby declares that, pursuant to Rule 24f-2(a)(1) promulgated under the Investment Company Act of 1940, as amended, it has registered an indefinite number of Class A shares, Class B shares, Class C shares and Class D shares of beneficial interest, par value $.001 per share, in State Street Research Growth Fund, a series of the Registrant. A Rule 24f-2 Notice for the most recent fiscal year ended December 31, 1996, was filed by the Registrant on February 25, 1997.

                              CROSS REFERENCE SHEET

                            Pursuant to Rule 481 (a)

                                     Part A

                                      CAPTION OR LOCATION IN
FORM N-1A ITEM NO.                    PROSPECTUS

1.    Cover Page...................   Same

2.    Synopsis.....................   Table of Expenses

3.    Condensed Financial
      Information..................   Financial Highlights; Calculation of
                                      Performance Data

4.    General Description of
      Registrant...................   The Fund's Investments; Limiting
                                      Investment Risk; The Fund and its Shares

5.    Management of the Fund.......   Management of the Fund; Purchase of
                                      Shares
5A.   Management's Discussion
      of Fund Performance..........   [To be included in Annual Shareholder
                                      Reports]

6.    Capital Stock and Other
      Securities...................   Shareholder Services; The Fund and its
                                      Shares; Management of the Fund;
                                      Dividends and Distributions; Taxes

7.    Purchase of Securities
      Being Offered................   Purchase of Shares; Shareholder Services

8.    Redemption or Repurchase.....   Redemption of Shares; Shareholder
                                      Services

9.    Legal Proceedings............   Not Applicable


                                      ( i )

                                     Part B

                                    CAPTION OR LOCATION IN STATEMENT
FORM N-1A ITEM NO.                  OF ADDITIONAL  INFORMATION

10.   Cover Page................... Same

11.   Table of Contents............ Same

12.   General Information.......... Not Applicable
      and History

13.   Investment Objectives
      and Policies................. Additional Investment Policies and
                                    Restrictions; Additional Information
                                    Concerning Certain Investment
                                    Techniques; Debt Instruments and
                                    Permitted Cash Investments; Rating
                                    Categories of Debt Securities;
                                    Portfolio Transactions

14.   Management of the
      Registrant................... Trustees and Officers

15.   Control Persons and
      Principal Holders of
      Securities................... Trustees and Officers

16.   Investment Advisory
      and Other Services........... Investment Advisory Services;
                                    Custodian; Independent Accountants;
                                    Distribution of Shares of the Fund

17.   Brokerage Allocation......... Portfolio Transactions

18.   Capital Stock and
      Other Securities............. Not Applicable (Description in
                                    Prospectus)

19.   Purchase, Redemption and
      Pricing of Securities
      Being Offered................ Purchase and Redemption of Shares; Net
                                    Asset Value



                                     ( ii )

                                    CAPTION OR LOCATION IN STATEMENT
FORM N-1A ITEM NO.                  OF ADDITIONAL  INFORMATION


20.   Tax Status................... Certain Tax Matters

21.   Underwriters................. Distribution of Shares of the Fund

22.   Calculation of
      Performance Data............. Calculation of Performance Data

23.   Financial Statements......... Financial Statements



                                     ( iii )

STATE STREET RESEARCH
GROWTH FUND


Prospectus--May 1, 1997


The investment objective of State Street Research Growth Fund (the "Fund") is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities believed by the Investment Manager to have better than average growth potential over the years.


     State Street Research & Management Company (the "Investment Manager") serves as investment adviser to the Fund. As of February 28, 1997, the Investment Manager had assets of approximately $42.4 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.


     Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of the Fund's shares fluctuates as market conditions change.

     The Fund generally is designed for investors who seek growth over the long term, can maintain their investment through changes in market cycles without requiring current income and can afford the risks inherent in the investment policies of the Fund. An investment in the Fund should be part of a balanced investment program which includes short-term investments.


     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge upon request to the Fund at the address indicated on the cover or by calling 1-800-562-0032.


     The Fund is a diversified series of State Street Research Growth Trust (the "Trust"), an open-end management investment company.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents                                   Page
--------------------------------------------------------------------
Table of Expenses    ...............................  2

Financial Highlights    ............................  4

The Fund's Investments  ............................  6

Other Investments and Risk Considerations    .......  6

Limiting Investment Risk   .........................  8

Purchase of Shares   ...............................  9

Redemption of Shares    ............................  17

Shareholder Services    ............................  19

The Fund and its Shares    .........................  23

Management of the Fund  ............................  24

Dividends and Distributions; Taxes  ................  25

Calculation of Performance Data  ...................  26

--------------------------------------------------------------------

     The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

     Class A shares are subject to (i) an initial sales charge of up to 4.5% and
(ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase, and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

     Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

     Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses
--------------------------------------------------------------------


                                                                             Class A       Class B      Class C      Class D
                                                                            -----------   ----------   ----------   ---------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)    ..............................        4.5%        None         None         None
  Maximum Deferred Sales Charge (as a percentage of net asset
   value at time of purchase or redemption, whichever is lower)   ......        None(2)     5%           None         1%
  Maximum Sales Charge Imposed on Reinvested Dividends
   (as a percentage of offering price)    ..............................        None        None         None         None
  Redemption Fees (as a percentage of amount redeemed,
   if applicable)    ...................................................        None        None         None         None
  Exchange Fee    ......................................................        None        None         None         None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees    ...................................................        0.475%      0.475%       0.475%       0.475%
  12b-1 Fees   .........................................................        0.25 %      1.00 %       None         1.00 %
  Other Expenses  ......................................................        0.175%      0.175%       0.175%       0.175%
                                                                             --------      ------       ------       ------
    Total Fund Operating Expenses   ....................................        0.90 %      1.65 %       0.65 %       1.65 %
                                                                             ========      ======       ======       ======


------------


(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."


(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."
  --------------------------------------------------------------------

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge, and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:


                              1 Year       3 Years     5 Years      10 Years
                              ---------   ----------   ----------   ----------
Class A shares    .........      $54       $72            $93          $151
Class B shares (1)   ......      $67       $82            $110         $175
Class C shares    .........      $ 7       $21            $36          $ 81
Class D shares    .........      $27       $52            $90          $195


You would pay the following expenses on the same investment, assuming no redemption:


                               1 Year      3 Years      5 Years      10 Years
                              ---------   ----------   ----------   ----------
Class B shares (1)   ......     $17         $52          $90          $175
Class D shares    .........     $17         $52          $90          $195


------------

(1)Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.



     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table are based on experience with expenses during the fiscal year ended December 31, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

Financial Highlights

The data set forth below has been examined by Coopers & Lybrand L.L.P., independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.


                                                              Class C
                                                       Year ended December 31
                                   --------------------------------------------------------------
                                         1996*        1995*           1994       1993       1992
                                   ------------ ------------ -------------- ---------- ----------
Net asset value,
 beginning of year    ............    $  7.02      $  7.08       $   8.51     $  9.26    $  9.14
Net investment income (loss)   ...       (.00)         .04            .07         .09        .14
Net realized and unrealized gain
 (loss) on investments   .........        .92         2.29           (.40)        .74        .15
Dividends from net investment
 income   ........................       (.01)        (.03)          (.07)       (.10)      (.14)
Distributions from net realized
 gains    ........................       (.75)       (2.36)         (1.03)      (1.48)      (.03)
                                      ---------    ---------     ---------    -------    -------
Net asset value, end of year   ...    $  7.18      $  7.02       $   7.08     $  8.51    $  9.26
                                      =========    =========     =========    =======    =======
Total return    ..................      12.74%+      33.02%+        (3.82)%+     8.94%+     5.71%+
Net assets at end of year (000s)     $177,147     $186,689       $186,108    $250,786   $263,781
Ratio of operating expenses
 to average net assets   .........       0.65%        0.64%          0.64%       0.66%      0.57%
Ratio of net investment income
 (loss) to average net assets  ...      (0.06)%       0.43%          0.78%       0.92%      1.56%
Portfolio turnover rate  .........     237.85%      234.43%         57.18%      68.36%     35.60%
Average commission rate @   ......    $   .03           --             --          --         --
[diamond] After provision for
          Federal tax on retained
          capital gains
          at end of year of  .....         --           --             --          --    $   .22


                                                               Class C
                                                       Year ended December 31
                                   ---------------------------------------------------------------
                                          1991           1990        1989        1988        1987
                                   ------------ -------------- ----------- ----------- -----------
Net asset value,
 beginning of year    ............    $  7.44       $   8.23      $  6.23     $  6.05     $  5.86
Net investment income (loss)   ...        .17            .20          .20(b)      .23(a)      .14
Net realized and unrealized gain
 (loss) on investments   .........       1.71           (.78)        2.14         .18         .33
Dividends from net investment
 income   ........................       (.18)          (.21)        (.20)       (.23)       (.28)
Distributions from net realized
 gains    ........................         --             --         (.14)         --          --
                                      ---------     ---------     --------    --------    ---------
Net asset value, end of year   ...    $  9.14       $   7.44      $  8.23     $  6.23     $  6.05
                                      =========     =========     ========    ========    =========
Total return    ..................      26.77%+        (6.16)%+     39.83%+      9.27%+      9.39%+
Net assets at end of year (000s)     $273,607       $234,338     $284,940    $228,071    $231,526
Ratio of operating expenses
 to average net assets   .........       0.56%          0.55%        0.56%       0.60%       0.55%
Ratio of net investment income
 (loss) to average net assets  ...       2.02%          2.42%        2.60%       3.55%       1.97%
Portfolio turnover rate  .........      31.89%         16.09%       28.48%      42.18%      14.94%
Average commission rate @   ......         --             --           --          --          --
[diamond] After provision for
          Federal tax on retained
          capital gains
          at end of year of  .....    $   .12       $    .08      $   .13     $   .15     $   .09

(a) Includes $.10 relating principally to a special nonrecurring distribution from Santa Fe Pacific Corp.
(b) Includes $.03 relating to a special nonrecurring distribution from Wheelabrator Group, Inc.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
*   Per-share figures have been calculated using the average shares method.
@ Average commission rate per share paid for security trades for fiscal years beginning on or after January 1, 1996.

                                                              Class A
                             --------------------------------------------------------------------------
                                                                          March 16, 1993
                                                                          (Commencement
                                             Year ended                   of Share Class
                                            December 31,                 Designations) to
                                  ------------------------------------     December 31,
                                   1996*           1995*        1994          1993
                                   -----          ------       -------       ------
Net asset value,
 beginning of year .........        $  7.02     $  7.09       $   8.50       $  9.63
Net investment income
 (loss)   ..................           (.03)        .01            .05           .06
Net realized and
 unrealized gain (loss)
 on investments    .........            .93        2.30           (.38)          .37
Dividends from net
 investment income    ......             --        (.02)          (.05)         (.08)
Distributions from net
 realized gains    .........           (.75)      (2.36)         (1.03)        (1.48)
                                    -------     ---------     ---------      -------
Net asset value, end of
 year  .....................        $  7.17     $  7.02       $   7.09       $  8.50
                                    =======     =========     =========      =======
Total return    ............          12.65%+     32.57%+        (3.83)%+       4.52%++
Net assets at end of year
 (000s)   ..................        $15,181     $ 2,379       $    719       $   602
Ratio of operating
 expenses to average
 net assets  ...............           0.90%       0.89%          0.90%         0.96%[dbldag]
Ratio of net investment
 income (loss) to
 average net assets   ......          (0.34)%      0.12%          0.54%         0.48%[dbldag]
Portfolio turnover rate  .           237.85%     234.43%         57.18%        68.36%
Average commission
 rate@    ..................        $   .03          --             --            --


                                                                Class B
                             --------------------------------------------------------------------------
                                                                          March 18, 1993
                                                                          (Commencement
                                             Year ended                   of Share Class
                                            December 31,                 Designations) to
                                  ------------------------------------      December 31,
                                   1996*           1995*        1994           1993
                                   -----          ------       -------        ------
Net asset value,
 beginning of year .........      $  6.89       $  7.02       $   8.46        $ 9.56
Net investment income
 (loss)   ..................         (.08)         (.06)          (.00)          .03
Net realized and
 unrealized gain (loss)
 on investments    .........          .90          2.29           (.41)          .42
Dividends from net
 investment income    ......           --            --             --          (.07)
Distributions from net
 realized gains    .........         (.75)        (2.36)         (1.03)        (1.48)
                                  -------       -------       --------        ------
Net asset value, end of
 year  .....................      $  6.96       $  6.89       $   7.02        $ 8.46
                                  =======       =======       ========        ======
Total return    ............        11.73%+       31.71%+        (4.80)%+       4.64%++
Net assets at end of year
 (000s)   ..................      $31,119%      $10,684%      $  1,544        $  986
Ratio of operating
 expenses to average
 net assets  ...............         1.65%         1.63%          1.63%         1.71%[dbldag]
Ratio of net investment
 income (loss) to
 average net assets   ......        (1.07)%       (0.69)%        (0.20)%       (0.36)%[dbldag]
Portfolio turnover rate  .         237.85%       234.43%         57.18%        68.36%
Average commission
 rate@    ..................      $   .03            --             --            --








                                                                                 Class D
                                                                     -------------------------------
                                                                               Year ended
                                                                              December 31,
                                                                     -------------------------------
                                                                         1996*           1995*
                                                                         -----           -----
Net asset value, beginning of year .................................     $  6.88         $  7.02
Net investment income (loss)    ....................................        (.08)           (.06)
Net realized and unrealized gain (loss) on investments  ............         .90            2.28
Dividends from net investment income  ..............................          --              --
Distributions from net realized gains    ...........................        (.75)          (2.36)
                                                                         -------         -------
Net asset value, end of year    ....................................     $  6.95         $  6.88
                                                                         =======         =======
Total return  ......................................................       11.89%+         31.57%+
Net assets at end of year (000s)   .................................     $ 5,584         $ 2,117
Ratio of operating expenses to average net assets    ...............        1.65%           1.63%
Ratio of net investment income (loss) to average net assets   ......       (1.07)%         (0.67)%
Portfolio turnover rate   ..........................................      237.85%         234.43%
Average commission rate@  ..........................................     $   .03              --


                                                                                 Class D
                                                                     -------------------------------
                                                                                      March 18, 1993
                                                                                     (Commencement
                                                                      Year ended     of Share Class
                                                                      December 31,   Designations) to
                                                                     -------------   December 31,
                                                                         1994            1993
                                                                         -----           ----
Net asset value, beginning of year .................................      $ 8.45        $  9.56
Net investment income (loss)    ....................................        (.00)           .03
Net realized and unrealized gain (loss) on investments  ............        (.40)           .41
Dividends from net investment income  ..............................          --           (.07)
Distributions from net realized gains    ...........................       (1.03)         (1.48)
                                                                          ------        -------
Net asset value, end of year    ....................................      $ 7.02        $  8.45
                                                                          ======        =======
Total return  ......................................................       (4.68)%+        4.59%++
Net assets at end of year (000s)   .................................      $  384        $   242
Ratio of operating expenses to average net assets    ...............        1.63%          1.71%[dbldag]
Ratio of net investment income (loss) to average net assets   ......       (0.20)%        (0.34)%[dbldag]
Portfolio turnover rate   ..........................................       57.18%         68.36%
Average commission rate@  ..........................................          --             --



------------------

[dbldag] Annualized
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
*   Per-share figures have been calculated using the average shares method.
@ Average commission rate per share paid for security trades for fiscal years beginning on or after January 1, 1996.

The Fund's Investments

The Fund's investment objective is to provide long-term growth of capital. The investment objective is a fundamental policy that may not be changed without approval of the Fund's shareholders.

     In seeking to achieve its investment objective, the Fund invests at least 65% of its total assets under normal circumstances in equity securities believed by the Investment Manager to have better than average growth potential over the years. The Fund invests in a diversified portfolio of securities of companies in a broad range of industries. The Investment Manager seeks to identify those industries which offer the greatest possibilities for profitable expansion and, within such industries, those companies which appear most capable of sustained growth. Potential income is not a major factor in the selection of investments, although it is given consideration in varying degrees depending on particular issuers. Investments will also be made in securities of companies believed by the Investment Manager to be selling below their intrinsic values, in emerging growth companies or in cyclical companies believed by the Investment Manager to be at an attractive point in their cycles.

     In selecting such investments, the Investment Manager considers a variety of factors, any one of which may be determinative. These include, but are not limited to, a company's expected growth in earnings, relative financial condition, cash flow, competitive position, management and business strategy, overall potential as an enterprise, entrepreneurial character, and new or innovative products, services or processes. The capitalization of the companies in which the Fund invests can range across the full spectrum from small to large capitalization, with varying or high proportions from time to time in different capitalization segments.

     The equity securities in which the Fund will invest consist of common stocks, or securities (preferred stocks, bonds and debentures) convertible into common stocks, or which carry the right to acquire equity securities (warrants). Although the Fund's investments are not limited to issuers of any particular size, the Fund anticipates that most of the equity securities held by the Fund will be traded or listed on a major securities exchange.


     Under normal circumstances, the Fund expects to be fully invested in equity securities as described above. However, the Fund may, consistent with its investment objective, also invest at any time up to 35% of its total assets in U.S. Government securities, and in the equity securities, and debt securities of varying maturities, issued by small capitalization, less mature, or special situation companies. A company's market capitalization, the total market value of its publicly traded equity securities, is currently regarded as small if it is $700 million or less. A special situation company is one which, because of unique circumstances such as, for example, a particular business niche it fills, is an attractive investment even though it is not a small capitalization issuer. The Fund will purchase investment grade debt securities (i.e., rated at the time of purchase within the AAA, AA, A or BBB major rating categories by Standard & Poor's Corporation ("S&P") or Aaa, Aa, A or Baa categories by Moody's Investors Service, Inc. ("Moody's")), or securities that are not rated but considered by the Investment Manager to be of equivalent investment quality. The debt securities, which may have differing maturities and fixed or floating interest rates, will be U.S. Government securities or issued by larger capitalization issuers. For more information on debt ratings, see the Statement of Additional Information.

Other Investments and Risk Considerations

Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts

("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting foreign currency into U.S. dollars.

     It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle- income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets. Some of the risks set forth above may be heightened for investments in those countries.

     For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Other Investment Policies

The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

     To aid in achieving its investment objective, the Fund may, subject to certain limitations, buy and sell options, forward contracts, futures contracts and options on futures contracts, on securities, securities indices and currencies and purchase securities on a "when-issued" or forward commitment basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps.

     The Fund may enter into reverse repurchase agreements and repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. See the Statement of Additional Information.

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund and may have tax and other consequences as well.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.

     Under the fundamental investment restrictions the Fund may not (a) purchase the securities of any issuer if such purchase would cause less than 75% of the total assets of the Fund to be invested in cash and securities limited in respect of any one issuer to 5% of the total assets of the Fund; (b) purchase for its portfolio a security of any one issuer if such purchase would cause more than 10% of the securities of such issuer to be held by the Fund; or (c) invest more than 25% of the Fund's total assets in any one industry with certain designated exceptions such as in the case of the U.S. Government.

     The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities of the Fund means the vote (A) of 67 per centum or more of the voting securities present at a meeting, if the holders of more than 50 per centum of the outstanding voting securities of the Fund are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of the Fund, whichever is less.

     Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of the Fund's total assets in illiquid securities including repurchase agreements extending for more than seven days.The foregoing nonfundamental investment restriction may be changed without a shareholder vote.


     For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

     The Fund may hold up to 100% of its assets in cash or certain short-term securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. To the extent that the Fund's assets are held in a temporary defensive position, the Fund will not be achieving its investment objective. The types of short-term instruments in which the Fund may invest for such purposes are, as more fully described in the Statement of Additional Information: U.S. Government securities, custodial receipts, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

                                  [boxed text]

    Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth below on pages 9 to 23.


     The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


     Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from the shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If the check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:


ABA #011000028
State Street Bank and Trust Company
Boston, MA
BNF = State Street Research Growth Fund
      and class of shares (A, B, C or D)
AC  = 99029761
OBI = Shareholder Name
      Shareholder Account Number
      Control #K (assigned by State Street Research Shareholder Services)

     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or reject any purchase order, including orders in connection with exchanges, for any reason.

Minimum Investment

                                            Class of Shares
                               -----------------------------------------
                                 A           B          C         D
                               ---------   ---------   ------   --------
Minimum Initial Investment
 By Wire                       $5,000      $5,000       (a)     $5,000
 By Investamatic               $1,000      $1,000       (a)     $1,000
 IRAs                          $2,000      $2,000       (a)     $2,000
 All other                     $2,500      $2,500       (a)     $2,500
Minimum Subsequent Investment
 By Wire                       $5,000      $5,000       (a)     $5,000
 By Investamatic               $   50      $   50       (a)     $   50
 IRAs                          $   50      $   50       (a)     $   50
 All other                     $   50      $   50       (a)     $   50
(a) Special conditions apply; contact the Distributor.


The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).

Alternative Purchase Program

General


Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


     As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:

                             Class A                   Class B             Class C           Class D
                      -----------------------   -----------------------   ----------   ---------------------
 Sales Charges         Initial sales charge      Contingent deferred       None         Contingent deferred
                       at time of                sales charge of 5%                     sales charge of 1%
                       investment of up to       to 2% applies to                       applies to any
                       4.5% depending on         any shares                             shares redeemed
                       amount of                 redeemed within                        within one year
                       investment                first five years                       following their
                                                 following their                        purchase
                                                 purchase; no
                                                 contingent deferred
                                                 sales charge after
                                                 five years

                       On investments of $1
                       million or more, no
                       initial sales charge;
                       but contingent
                       deferred sales charge
                       of 1% applies to any
                       shares redeemed within
                       one year following
                       their purchase

 Distribution Fee      None                      0.75% for first           None         0.75% each year
                                                 eight years; Class B
                                                 shares convert
                                                 automatically to
                                                 Class A shares after
                                                 eight years

 Service Fee           0.25% each year           0.25% each year           None         0.25% each year

                              Class A             Class B      Class C      Class D
                        ----------------------   ----------   ----------   ---------
 Initial Commission      Above described          4%           None         1%
 Received by             initial sales charge
 Selling Dealer          less 0.25% to
                         0.50% retained by
                         Distributor
                         On investments of
                         $1 million or more,
                         1.00% or more
                         paid to dealer by
                         Distributor


     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

     Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. In addition, Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

     Only certain employee benefit plans and large institutions may make investments in Class C shares.


     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.



------------------------------------------------------------
                         Sales
                        Charge     Sales Charge
                        Paid By        Paid         Dealer
       Dollar          Investor    By Investor    Concession
      Amount of         As % of      As % of       As % of
      Purchase         Purchase     Net Asset      Purchase
     Transaction         Price        Value         Price
------------------------------------------------------------
 Less than $100,000      4.50%        4.71%         4.00%
------------------------------------------------------------
 $100,000 or above
 but less than
 $250,000                3.50%        3.63%         3.00%
------------------------------------------------------------
 $250,000 or above
 but less than
 $500,000                2.50%        2.56%         2.00%
------------------------------------------------------------
 $500,000 or above
 but less than
 $1 million              2.00%        2.04%         1.75%
------------------------------------------------------------
                                                     See
 $1 million and                                   following
 above                      0%           0%       discussion
------------------------------------------------------------



     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:


Amount of Sale                          Commission
------------------------------------   ------------
(a) $1 million to $3 million  ......       1.00%
(b) Next $2 million  ...............       0.50%
(c) Amount over $5 million .........       0.25%


     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


     Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a

Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fees" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.


     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, the Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                          Contingent Deferred Sales
                                          Charge As A Percentage
Redemption During                           Of Net Asset Value
--------------------------------------   ---------------------------
1st Year Since Purchase   ........................ 5%
2nd Year Since Purchase   ........................ 4%
3rd Year Since Purchase   ........................ 3%
4th Year Since Purchase   ........................ 3%
5th Year Since Purchase   ........................ 2%
6th Year Since Purchase
 and Thereafter  .................................None

     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers


The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


     In general, Class C shares are only available for new investments by certain large institutions and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan)" and/or its affiliates for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations with respect thereto is available from the Distributor.

     Shares held prior to February 17, 1993 are deemed to be Class C shares, but shareholders thereof may not acquire additional Class C shares except through reinvestment of dividends and distributions. Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

     Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued on the basis of the last reported sale price or quotations as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained reflects fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class      Service Fee      Distribution Fee
-------   --------------   ------------------
  A          0.25%               None
  B          0.25%              0.75%
  C           None               None
  D          0.25%              0.75%


     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.


     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs of 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the applicable net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below) by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire

Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800- 562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any share-holder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived by the Fund in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their account.

     The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

        (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

        (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

        (c)  All income dividends and capital gains distributions in cash.

        (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, the account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

     The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.


     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.



Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all of their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

   (4) the privilege allowing the shareholder to make telephone purchases or redemptions transmitted via the Automated Clearning House System into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.

Shareholder Telephone Transactions:

 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares

The Fund, originally organized as a Massachusetts corporation in 1960, is a series of State Street Research Growth Trust, a Massachusetts business trust, formed in 1989. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission under the 1940 Act as an open-end management investment company. The fiscal year end of the Fund is December 31.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement of the Trust, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding Trust shares can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, primary responsibility for the management and supervision of the Fund rests with the Trustees.

     The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.


     The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

     Under its Advisory Agreement with the Fund, the Investment Manager receives a monthly investment advisory fee equal to 0.475% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays investment advisory fees, and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Fund, the Investment Manager or any of its affiliates. Under the Advisory Agreement, the Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees if such persons are employees or affiliates of the Investment Manager or its affiliates.


     Frederick R. Kobrick has served as portfolio manager of the Fund since February 1995. Mr. Kobrick's principal occupation currently is, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its income (including capital gains, if any) distributed to its shareholders. The Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

     The Fund declares dividends from net investment income semiannually and pays such dividends, if any, two times a year. Distributions of capital gain net income will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Fund at net asset value on the record date of that dividend or distribution, except in the case of shareholders who elect a different available distribution method. The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income consists of qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.


     As of December 31, 1996, approximately 14% of the net asset value per share of the Fund consisted of net unrealized appreciation on portfolio assets. In the event that the Fund realizes some or all of such appreciation and distributes any net gain to shareholders, such distribution will reduce the net asset value of the shares held by, and will be taxable to, shareholders.

     Dividends and other distributions and proceeds of redemptions of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C and Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare the performance of such classes to appropriate indices such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages, such as the Lipper Growth Funds average, compiled by Lipper Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, the Wall Street Journal and Investor's Daily.


     Total return and yield are computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied by nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.


     Yield, for each of the Fund's Class A, Class B, Class C and Class D shares, is computed by dividing the net investment income, after recognition of all recurring charges, per share of each class earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share of each class on the last day of such period and annualizing the result.

     The standard total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the result will be increased.

     The Fund's distribution rate is calculated by dividing the distributions for the latest 12 months by the current maximum offering price per share. The distribution rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

     Since the time of an initial public offering in 1961, shares of the Fund have not been offered to the general public and the Fund has not been subject to the cash inflows and higher level of redemptions or expenses that could occur during a period when shares are continuously offered to the public. In 1993, the Fund commenced a continuous public offering.


     Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Because the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor the Fund's performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

     Shares of the Fund had no class designations until February 17, 1993, when Class C designations were assigned, March 16, 1993, when Class A designations were assigned and March 18, 1993 when Class B and Class D designations were assigned, based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations. Performance data for periods prior to such dates do not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such dates. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

[COVER]

                            [logo] STATE STREET RESEARCH

                               State Street Research
                                    Growth Fund

                                    May 1, 1997

                               P R O S P E C T U S

STATE STREET RESEARCH
GROWTH FUND
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

LEGAL COUNSEL
Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109

GF-521D-597IBS   CONTROL NUMBER: 3916-970428(0598)SSR-LD

                        STATE STREET RESEARCH GROWTH FUND

                                   a Series of

                       STATE STREET RESEARCH GROWTH TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1997


                                TABLE OF CONTENTS
                                                                       Page


Additional Investment Policies and Restrictions .......................     2

Additional Information Concerning Certain
  Investment Techniques................................................     6

Debt Instruments and Permitted
  Cash Investments.....................................................    15

Rating Categories of Debt Securities...................................    19

Trustees and Officers..................................................    21

Investment Advisory Services...........................................    25

Purchase and Redemption of Shares......................................    26

Net Asset Value........................................................    28

Portfolio Transactions.................................................    29

Certain Tax Matters....................................................    33

Distribution of Shares of the Fund.....................................    36

Calculation of Performance Data........................................    40

Custodian..............................................................    44

Independent Accountants................................................    44

Financial Statements...................................................    44

     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Growth Fund (the "Fund") dated May 1, 1997 which may be obtained without charge from the offices of State Street Research Growth Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

Control Number: 1285H-970502(0698)SSR-LD             GF-879D-597

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

     All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase for its portfolio the securities of any issuer if such purchase at the time thereof would cause less than seventy five percent (75%) of the total assets of the Fund to be invested in cash and cash items including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than five percent (5%) of said total assets of the Fund;

         (2) not to purchase for its portfolio the securities of any one issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer (as disclosed by the last available financial statement of such issuer) to be held by the Fund;

         (3) not to issue senior securities except that this restriction shall not apply to the establishment of multiple classes of shares of the Fund or other issuance of any securities or related actions that may be construed to involve senior securities otherwise permitted by law and regulatory authorities;

         (4) not to underwrite or participate in the marketing of securities of other issuers, except the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

         (5) not to invest in or hold for investment any real property [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent the Fund purchases or sells other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate];

         (6) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in foreign currencies, forward contracts, futures contracts and options on futures contracts on securities, securities indices and foreign currencies shall not be deemed an investment in commodities or commodities contracts;

         (7) not to lend money, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (8) not to make any investment which would cause more than 25% of the Fund's total assets, taken at market value, to be invested in any one industry [as a matter of interpretation, which is not part of the fundamental policy, under this restriction,
                  (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) shall be excluded];

         (9) not to borrow money, except that the Board of Trustees may authorize the borrowing of money on an unsecured basis for the general purposes of the Fund and may authorize the issue therefor of notes or debentures, but no money shall be borrowed for the Fund except pursuant to the authority of the Board of Trustees, and no borrowings for the Fund shall be authorized to an aggregate amount greater than 10% of the net assets of the Fund [as a matter of interpretation, which is not part of the fundamental policy, this restriction is deemed to include reverse repurchase agreements, and as a current nonfundamental policy, the Fund will not borrow money except from banks for extraordinary and emergency purposes, such as to permit redemption requests to be honored, and except the use of funds in the clearance of portfolio transactions may be regarded as borrowing];

         (10) not to purchase securities on margin or make a short sale of any securities;

         (11) not to purchase for its portfolio securities of companies which have a record of less than three (3) years' continuous operation if such purchase at the time thereof would cause more than 5% of the total assets of the Fund to be invested in the securities of such company or companies; such period of three years may include the operation of any predecessor company or companies, partnership or individual enterprise, if the company whose securities are taken as an investment for funds of the Fund, has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise; and

         (12) not to purchase for, or retain in, its portfolio any securities issued by an issuer any of whose officers, directors or security holders is an Officer, Trustee or Director of the Trust or of the investment adviser of the Fund if, to the knowledge of the Trust, one or more of the Officers, Trustees or Directors of the Trust or of its investment adviser own beneficially more than one-half of one percent (0.5%) of the shares or securities or both (taken at market value) of such issuer and all such Officers and Directors owning more than one-half of one percent (0.5%) of such shares or securities together own beneficially more than five percent (5%) of such shares or securities or both (taken at market value); and if the Secretary of the Trust shall have requested all Officers, Trustees and Directors of the Trust and of its investment adviser to notify the Trust at least quarter annually as to their ownership interest in the securities held by the Fund, then the Fund shall not be charged with knowledge of any such ownership interest in the absence of receiving such notice.

         The following nonfundamental investment restrictions may be changed without shareholder approval. In accordance with these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in (a) securities that are illiquid because of the absence of a readily available market or because such securities are restricted securities (i.e., subject to legal or contractual restrictions on resale), provided that such restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, shall be limited to 5% of total assets, and (b) repurchase agreements not entitling the holder to payment of principal and interest within seven days [subject to such higher percentage limits or other modifications as may be allowed or required under applicable regulatory policies in the future]; see undertaking under the caption "Additional Information Concerning Certain Investment Techniques -- Rule 144A Securities";

         (2) not to engage in transactions in options except in connection with options on securities, securities indices and foreign currencies, and options on futures contracts on securities, securities indices and foreign currencies;

         (3) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (4) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

         (5) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (6) not to invest in warrants more than 5% of the value, at the lower of cost or market, of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (7) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell foreign and domestic options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing, and invest in other derivatives, under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying assets fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) or, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Foreign Investments

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

         The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements


         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 15% of the Fund's total assets.


Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends on equity securities are not payable. No income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued and are similarly treated by the Fund.

Rule 144A Securities

         Subject to the 15% limitation on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them. As of the date of this Statement of Additional Information, the Fund has no present intention to invest more than 5% of its total assets in Rule 144A Securities.

         The Fund has voluntarily undertaken with a state securities authority that for so long as the Fund's shares are offered to residents of such state the Fund will not purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in illiquid or restricted securities, including Rule 144A Securities.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e. an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications


         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of the parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.


Basic Industries                           Consumer Staple                         Science & Technology
----------------                           ---------------                         --------------------
Chemical                                   Business Service                        Aerospace
Diversified                                Container                               Computer Software &
Electrical Equipment                       Drug                                     Service
Forest Products                            Food & Beverage                         Electronic Components
Machinery                                  Hospital Supply                         Electronic Equipment
Metal & Mining                             Personal Care                           Office Equipment
Railroad                                   Printing & Publishing
Truckers                                   Tobacco

Utility                                    Energy                                  Consumer Cyclical
----------------                           ---------------                         --------------------
Electric                                   Oil Refining & Marketing                Airline
Gas                                        Oil Production                          Automotive
Gas Transmission                           Oil Service                             Building
Telephone                                                                          Hotel & Restaurant
                                                                                   Photography
Other                                       Finance                                Recreation
----------------                           ---------------                         Retail Trade
Trust Certificates--                        Bank                                   Textile & Apparel
 Government Related Lending                 Financial Service
Asset-backed--Mortgages                     Insurance
Asset-backed--Credit
 Card Receivables





                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

[bullet] direct obligations of the U.S. Treasury, i.e., Treasury bills, notes, certificates and bonds;

[bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

[bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations such as those of the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S.

branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.


         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by Standard & Poor's Corporation ("S&P") or within the "Prime" category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.



                      RATING CATEGORIES OF DEBT SECURITIES


         Set forth below is a description of S&P corporate bond and debenture rating categories for securities which are deemed to be investment grade:


         AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and pay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only (IO) and principal only (PO) mortgage securities.

         Set forth below is a description of Moody's corporate bond and debenture ratings for securities which are deemed to be investment grade:

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         1, 2, or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its major rating category.


         In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President and Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Steve A. Garban, The Pennsylvania State University, 208 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President Finance and Operations and Treasurer Emeritus of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+Frederick R. Kobrick, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 53. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

-----------
* or +   See footnotes on page 23.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

---------
* or +   See footnotes on page 23.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director, New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February 1996, prior positions as President and Chief Executive Officer.

         *+Dudley F. Wade, One Financial Center, Boston MA 02111, serves as Vice President of the Trust. He is 78. His principal occupation is Senior Vice President of State Street Research & Management Company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 50. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Advisory Group, Inc. and as Senior Vice President of Stein, Roe & Farnham.

          As of March 31, 1997, the Trustees and principal officers of the Trust as a group owned approximately 1.1% of the outstanding Class A shares of the Fund and owned less than 1% of the outstanding Class C shares of the Fund. The Trustees and principal officers owned no Class B or Class D shares of the Fund.

-----------
* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of March 31, 1997, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                           Shareholder                             %
                           -----------                           ----
Class A                    Merrill Lynch                          6.0

Class B                    Merrill Lynch                         38.8

Class D                    Merrill Lynch                         59.5


         The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
4800 Deer Lake Drive E.
Jacksonville, FL  32246
---------------

(a) The Fund believes that such entity does not have beneficial ownership of such shares.


         The Trustees were compensated as follows:


---------------------------------------------------------------------------
                                                               Total
                                                            Compensation
                                Aggregate             From Trust and
   Name of                     Compensation                 Complex paid
   Trustee                      From Trust(a)               to Trustees(b)
---------------------------------------------------------------------------

Steve A. Garban                  $    0*                    $ 34,750
Malcolm T. Hopkins               $    0*                    $ 34,750
Edward M. Lamont                 $4,000                     $ 59,375
Robert A. Lawrence               $4,000                     $ 92,125
Dean O. Morton                   $4,200                     $ 96,126
Thomas L. Phillips               $4,000                     $ 59,375
Toby Rosenblatt                  $4,000                     $ 59,375
Michael S. Scott Morton          $4,400                     $100,325
Ralph F. Verni                   $    0                     $      0
Jeptha H. Wade                   $4,200                     $ 63,375

(a) For the Fund's fiscal year ended December 31, 1996.

(b) Includes compensation on behalf of all series of investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which State

    Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

* Elected Trustee on February 5, 1997. Fees shown are for the fiscal year ended December 31, 1996.



                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware Corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Contract provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such management, investment advisory, statistical and research services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").


         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.475% of the net assets of the Fund. The total dollar amounts paid by the Fund to the Investment Manager for the fiscal years ended December 31, 1996, 1995 and 1994 were $1,100,839, $1,089,143 and $1,095,083, respectively.


         The Advisory Contract provides that it will continue from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursement of its costs for providing such services. Under certain arrangements for Metropolitan to provide sub-administration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges. For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the Fund and Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit sufficient information to show that they qualify for the Right of Accumulation.


         Class C Shares. Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE

         The net asset values of the shares of the Fund are determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed for New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of the portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. The portfolio turnover rates for the fiscal years ended December 31, 1996 and 1995 were 237.85% and 234.43%, respectively.


Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices;

financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); portfolio evaluation services; and data relating to the relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that proportion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund during the fiscal year ended December 31, 1996, 1995 and 1994 amounted to $905,310, $981,788 and $357,083, respectively. The Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal years ended December 31, 1996 and 1995 was significantly higher than during the previous year because of repositioning of the portfolio from one industry sector to another, including reducing the Fund's holdings in one sector and increasing holdings in another and because of general investment activity for a large portfolio during a strong market. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stocks or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies) or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date). Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required to maintain its status as a regulated investment company under Subchapter M of the Code and to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations.

Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Growth Trust is currently comprised of one series, State Street Research Growth Fund. The Trustees have authorized shares of the Trust to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes.


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Trust are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended December 31, 1994, 1995 and 1996, total sales charges on Class A shares paid to the Distributor amounted to $5,789, $26,227 and $275,526, respectively, of which $624, $3,476 and $35,003, respectively, was retained by the Distributor after reallowance of concessions to dealers.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements or managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                      Fiscal Year                        Fiscal Year                        Fiscal Year
                         Ended                              Ended                              Ended
                   December 31, 1996                  December 31, 1995                  December 31, 1994
                   -----------------                  -----------------                  -----------------
                 Contingent      Commissions        Contingent   Commissions         Contingent     Commissions
                  Deferred         Paid to           Deferred      Paid to            Deferred        Paid to
               Sales Charges       Dealers        Sales Charges    Dealers          Sales Charges     Dealers
               -------------     -----------      -------------  ------------       -------------   -----------
Class A          $     0          $240,523           $     0       $ 22,751            $     0        $ 5,165
Class B          $36,816          $737,511           $18,143       $306,316            $     0        $25,365
Class D          $   250          $ 32,916           $   557       $ 16,698            $     0        $   713


For information on the amount of distribution fees paid by the Fund to the Distributor, see below.


         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing assistance to investors on an ongoing basis, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended December 31, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                Class A     Class B        Class D
                                -------     -------        -------
Advertising                     $     0     $  5,461     $   231

Printing and mailing of
prospectuses to other
than current
shareholder                           0        1,453          62

Compensation to
dealers                          22,693      173,997      40,979

Compensation to
sales personnel                       0       19,412         856

Interest                              0            0           0

Carrying or other
financing charges                     0            0           0

Other expenses: marketing,
general                               0        9,123         388
                                -------     --------     -------

Total fees                      $22,693     $209,446     $42,516
                                =======     ========     =======


         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be presented in sales literature for the requisite periods as prescribed by applicable regulatory provisions. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until March 16, 1993, when Class A and Class C designations were assigned, and March 18, 1993, when Class B and Class D designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.


         The performance data reflects Rule 12b-1 fees and, where applicable, sales charges as set forth below:


                  Rule 12b-1 Fees                               Sales Charges
-----------------------------------------------------       -------------------
                 Current
Class             Amount            Period
-----            -------           -------
  A                0.25%         March 16, 1993             Maximum 4.5% sales
                                 to present; fee            charge reflected
                                 will reduce
                                 performance for
                                 periods after
                                 March 16, 1993

  B                1.00%         March 18, 1993 to          1- and 5-year
                                 present; fee will          periods reflect a
                                 reduce performance         5% and a 2%
                                 for periods after          contingent deferred
                                 March 18, 1993             deferred sales
                                                            charge, respectively

  C                0.00%         Since commencement         None
                                 of operations to
                                 present

  D                1.00%         March 18, 1993 to          1-year period
                                 present; fee will          reflects a 1%
                                 reduce performance         contingent deferred
                                 for periods after          sales charge
                                 March 18, 1993


Total Return


         The standard total return of each class of the Fund's shares was as follows:

                 Ten Years             Five Years              One Year
                   Ended                  Ended                  Ended
             December 31, 1996      December 31, 1996      December 31, 1996
             -----------------      -----------------      -----------------
Class A      12.10%                  9.52%                     7.58%
Class B      12.27%                  9.64%                     6.73%
Class C      12.69%                 10.68%                    12.74%
Class D      12.28%                  9.88%                    10.89%


         Standard total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                 P(1+T)(n) = ERV

         Where:   P      =    a hypothetical initial payment
                              of $1,000

                  T      =    average annual total return

                  n      =    number of years

                  ERV    =    ending redeemable value at the end of the
                              designated period assuming a hypothetical
                              $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield


         From time to time, the Fund may advertise its yield. If the Fund were to advertise yield for each of its Class A, Class B, Class C and Class D shares, such figures would be computed by dividing the net investment income, after recognition of all recurring charges, per share earned during a recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:


                            YIELD = 2[(a-b + 1)(6) -1]
                                       ---
                                      cd

         Where:            a    =     dividends and interest earned during
                                      the period

                           b    =     expenses accrued for the period

                           c    =     the average daily number of shares
                                      outstanding during the period that
                                      were entitled to receive dividends

                           d    =     the maximum offering price per share
                                      on the last day of the period

         To calculate interest earned (for purposes of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum sales charge of 4.5% with respect to Class A shares.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.


Nonstandardized Total Return


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the period since the Fund commenced operations in 1960. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the Fund's nonstandardized total return for the six months ended December 31, 1996, without taking sales charges, if any, into account, were as follows:

                Class A          -4.03%
                Class B          -4.37%
                Class C          -4.02%
                Class D          -4.37%


Distribution Rates

         From time to time, the Fund may advertise its distribution rate. If the Fund were to advertise a distribution rate for each of its Class A, Class B, Class C and Class D shares, such figures would be calculated by dividing the distributions for the latest 12 months by the maximum current offering price per share. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of certain financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

         In addition to the Semiannual reports provided to holders of record on a regular basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended December 31, 1996:

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
December 31, 1996

-----------------------------------------------------------------------
                                                             Value
                                              Shares       (Note 1)
-------------------------------------------- ---------  ---------------
COMMON STOCKS 97.9%
Basic Industries 1.0%
Chemical 0.7%
Rhone-Poulenc SA ADR                           44,300    $  1,500,663
                                                        ---------------
Machinery 0.3%
US Filter Corp.*                               22,000         698,500
                                                        ---------------
Total Basic Industries                                      2,199,163
                                                        ---------------
Consumer Cyclical 26.6%
Airline 1.5%
Continental Airlines Inc. Cl. B*              125,200       3,536,900
                                                        ---------------
Automotive 0.3%
Team Rental Group, Inc. Cl. A*                 46,400         748,200
                                                        ---------------
Hotel & Restaurant 11.6%
Doubletree Corp.*                              37,100       1,669,500
Extended Stay America Inc.*                   290,400       5,844,300
HFS Inc.*                                     204,000      12,189,000
Hilton Hotels Corp.                            87,900       2,296,387
Interstate Hotels Co.*                         82,200       2,322,150
Sun International Hotels Ltd.*                 15,600         569,400
Trump Hotels & Casino Resorts Inc.*           137,800       1,653,600
                                                        ---------------
                                                           26,544,337
                                                        ---------------
Recreation 1.1%
Action Performance Co., Inc.*                   9,200         165,600
Evergreen Media Corp. Cl. A                    24,400         610,000
Lin Television Corp.*                          32,000       1,352,000
Petco Animal Supplies Inc.*                    15,100         313,325
                                                        ---------------
                                                            2,440,925
                                                        ---------------
Retail Trade 9.1%
Abercrombie & Fitch Co. Cl. A*                 13,700         226,050
Borders Group Inc.*                            67,400       2,417,975
BT Office Products International Inc.*         37,400         331,925
CVS Corp.                                      30,200       1,249,525
Dollar Tree Stores Inc.*                       14,500         554,625
Gucci Group NV*                               122,200       7,805,525
Jones Apparel Group Inc.*                      79,600       2,975,050
Just For Feet Inc.*                            35,500         931,875
Rite-Aid Corp.                                 31,300       1,244,175
Staples Inc.*                                  59,550       1,075,622
Sunglass Hut International Inc.*              271,300       1,966,925
                                                        ---------------
                                                           20,779,272
                                                        ---------------
Textile & Apparel 3.0%
Men's Wearhouse, Inc.*                        117,700       2,883,650
Nautica Enterprises Inc.*                      62,700       1,583,175

Textile & Apparel (cont'd)
Tommy Hilfiger Corp.*                          49,200    $  2,361,600
                                                        ---------------
                                                            6,828,425
                                                        ---------------
Total Consumer Cyclical                                    60,878,059
                                                        ---------------
Consumer Staple 16.6%
Business Service 7.5%
Apache Medical Systems Inc.*                   19,100         204,131
Caribiner International Inc.*                   4,800         241,200
Outdoor Systems Inc.*                          18,300         514,688
Republic Industries Inc.*                     395,900      12,347,131
Republic Industries Inc.++*                    85,000       2,532,966
U.S. Office Products Co.*                      37,400       1,276,275
                                                        ---------------
                                                           17,116,391
                                                        ---------------
Drug 5.3%
Cephalon Inc.*                                 64,400       1,320,200
Novartis AG ADR*                               26,668       1,522,379
SmithKline Beecham PLC ADR                     50,000       3,400,000
Warner-Lambert Co.                             77,900       5,842,500
                                                        ---------------
                                                           12,085,079
                                                        ---------------
Food & Beverage 0.7%
Boston Chicken Inc.*                           42,900       1,539,037
                                                        ---------------
Hospital Supply 1.9%
MedPartners Inc.*                             135,841       2,852,661
Neopath Inc.*                                  25,500         465,375
Wellpoint Health Networks Inc. Cl. A*          29,300       1,007,187
                                                        ---------------
                                                            4,325,223
                                                        ---------------
Personal Care 0.2%
Polymer Group Inc.*                            33,900         470,363
                                                        ---------------
Printing & Publishing 0.9%
Hollinger International, Inc. Cl. A*          128,800       1,481,200
Hollinger International, Inc. Cv. Pfd.         59,800         687,700
                                                        ---------------
                                                            2,168,900
                                                        ---------------
Tobacco 0.1%
Swisher International Group Inc. Cl. A*        21,000         333,375
                                                        ---------------
Total Consumer Staple                                      38,038,368
                                                        ---------------
Energy 13.8%
Oil 2.5%
Chesapeake Energy Corp.*                        6,100         339,313
ENI SPA ADR                                    96,700       4,992,137
Titan Exploration Inc.*                        26,800         321,600
                                                        ---------------
                                                            5,653,050
                                                        ---------------

The accompanying notes are an integral part of the financial statements.

                                        45


STATE STREET RESEARCH GROWTH FUND

-----------------------------------------------------------------------
                                                             Value
                                              Shares       (Note 1)
-------------------------------------------- ---------  ---------------
Oil Service 11.3%
BJ Services Co.*                               54,300    $  2,769,300
Ensco International Inc.*                      47,000       2,279,500
Global Marine Inc.*                           209,900       4,329,187
Helmerich & Payne Inc.                         53,800       2,804,325
Marine Drilling Companies, Inc.*               22,700         446,906
NewPark Resources, Inc.*                       14,300         532,675
Noble Drilling Corp.*                         180,500       3,587,438
Reading & Bates Corp.*                         46,500       1,232,250
Rowan Companies, Inc.*                        106,200       2,402,775
Schlumberger Ltd.                              51,300       5,123,587
Varco International Inc.*                      21,500         497,188
                                                        ---------------
                                                           26,005,131
                                                        ---------------
Total Energy                                               31,658,181
                                                        ---------------
Finance 10.9%
Bank 4.4%
Bank United Corp. Cl. A                        13,000         347,750
Boatmen's Bancshares, Inc.                     37,600       2,425,200
Chase Manhattan Corp.                          81,600       7,282,800
                                                        ---------------
                                                           10,055,750
                                                        ---------------
Financial Service 3.9%
Allmerica Financial Corp.                      41,500       1,390,250
Beacon Properties Corp.                        41,000       1,501,625
First USA Paymentech Inc.*                     32,200       1,090,775
Green Tree Financial Corp.                     63,000       2,433,375
MoneyGram Payment Systems Inc.*                67,700         897,025
Starwood Lodging Trust                         32,000       1,764,000
                                                        ---------------
                                                            9,077,050
                                                        ---------------
Insurance 2.6%
AMBAC Inc.                                     47,900       3,179,362
Progressive Corp.                              16,700       1,125,163
TIG Holdings Inc.                              24,900         843,488
W.R. Berkley Corp.                             15,000         761,250
                                                        ---------------
                                                            5,909,263
                                                        ---------------
Total Finance                                              25,042,063
                                                        ---------------
Science & Technology 24.5%
Computer Software & Service 8.0%
Ascend Communications Inc.*                    68,300       4,243,137
Check Point Software Technologies Ltd.*        12,100         263,175
Excalibur Technologies Corp.*                  17,300         272,475
Geoworks*                                      26,100         639,450
Ingram Micro Inc. Cl. A*                       20,800         478,400
P-COM, Inc.*                                   40,000       1,185,000
Parametric Technology Corp.*                   54,300       2,789,662

Computer Software & Service (cont'd)
Sabre Group Holdings Inc. Cl. A*               17,600      $  490,600
Sybase Inc.*                                  106,800       1,782,225
Synopsys Inc.*                                 21,400         989,750
Ultratech Stepper Inc.*                        14,400         342,000
Westell Technologies, Inc. Cl. A*              94,000       2,150,250
Western Digital Corp.*                         41,700       2,371,688
Wind River Systems Inc.*                        7,100         336,363
                                                        ---------------
                                                           18,334,175
                                                        ---------------
Electronic Components 6.5%
Altera Corp.*                                  40,300       2,929,306
Applied Magnetics Corp.*                       35,500       1,060,563
CHS Electronics Inc.*                          16,300         279,138
Pairgain Technologies Inc.*                    54,600       1,661,887
Sanmina Corp.*                                117,800       6,655,700
Texas Instruments Inc.                         37,800       2,409,750
                                                        ---------------
                                                           14,996,344
                                                        ---------------
Electronic Equipment 6.3%
Applied Materials Inc.*                        69,600       2,501,250
KLA Instruments Corp.*                         63,100       2,240,050
Lucent Technologies Inc.*                     153,700       7,108,625
Motorola Inc.                                  16,700       1,024,962
Novellus Systems Inc.*                         16,500         894,094
Tencor Instruments*                            23,800         627,725
                                                        ---------------
                                                           14,396,706
                                                        ---------------
Office Equipment 3.7%
3Com Corp.*                                    24,000       1,761,000
Compaq Computer Corp.*                         46,200       3,430,350
Dell Computer Corp.*                           27,600       1,466,250
Read-Rite Corp.*                               50,300       1,270,075
Stormedia Inc. Cl. A*                          35,100         565,987
                                                        ---------------
                                                            8,493,662
                                                        ---------------
Total Science & Technology                                 56,220,887
                                                        ---------------
Utility 4.5%
Natural Gas 0.7%
Calpine Corp.*                                 73,800       1,476,000
                                                        ---------------
Telephone 3.8%
Compania Anonima Nacional Telefonos de
  Venezuela ADR                               226,500       6,370,313
Omnipoint Corp.*                               30,400         585,200
Telecomunicacoes Brasileiras ADR*              23,700       1,813,050
                                                        ---------------
                                                            8,768,563
                                                        ---------------
Total Utility                                              10,244,563
                                                        ---------------
Total Common Stocks (Cost $191,923,468)                   224,281,284
                                                        ---------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                    Principal     Maturity        Value
                                     Amount         Date        (Note 1)
--------------------------------- ------------- ------------  ---------------
SHORT-TERM OBLIGATIONS 6.6%
American Express Credit Corp.,
  6.55%                            $7,768,000    1/02/1997    $  7,768,000
Beneficial Corp., 5.95%             1,058,000    1/02/1997       1,058,000
Chevron Oil Finance Co., 6.15%      6,149,000    1/02/1997       6,149,000
                                                              ---------------
Total Short-Term Obligations (Cost $14,975,000)                 14,975,000
                                                              ---------------
Total Investments (Cost $206,898,468)--104.5%                  239,256,284
Cash and Other Assets, Less Liabilities--(4.5%)                (10,224,843)
                                                              ---------------
Net Assets--100.0%                                            $229,031,441
                                                              ===============


------------------------------------------------------------
Federal Income Tax Information:
At December 31, 1996, the net unrealized appreciation
 of investments based on cost for Federal income tax
 purposes of $204,146,956 was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost                       $43,709,638
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value                        (8,600,310)
                                              --------------
                                               $35,109,328
                                              ==============


*  Nonincome-producing securities

++ Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. At December 31, 1996, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at December 31, 1996 were $2,507,500 and $2,532,966 (1.11% of net assets), respectively.



   ADR stands for American Depositary Receipt representing ownership of foreign securities.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

-----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------
December 31, 1996

Assets
Investments, at value (Cost $206,898,468) (Note 1)         $239,256,284
Cash                                                             23,090
Receivable for securities sold                                2,120,461
Receivable for fund shares sold                               1,361,382
Dividends and interest receivable                                99,010
Other assets                                                      4,432
                                                           ------------
                                                            242,864,659
Liabilities
Capital gains distribution payable                           13,194,747
Payable for fund shares redeemed                                372,502
Accrued management fee (Note 2)                                  95,947
Accrued distribution and service fees (Note 4)                   33,342
Accrued transfer agent and shareholder services (Note 2)         28,258
Payable for securities purchased                                 23,019
Accrued trustees' fees (Note 2)                                   8,914
Other accrued expenses                                           76,489
                                                           ------------
                                                             13,833,218
                                                           ------------
Net Assets                                                 $229,031,441
                                                          =============
Net Assets consist of:
 Unrealized appreciation of investments                    $ 32,357,816
 Accumulated net realized gain                                   77,400
 Shares of beneficial interest                              196,596,225
                                                          -------------
                                                           $229,031,441
                                                          =============
Net Asset Value and redemption price per share of Class
  A shares ($15,181,360 / 2,118,742 shares of beneficial
  interest)                                                       $7.17
                                                          =============
Maximum Offering Price per share of Class A shares
  ($7.17 / .955)                                                  $7.51
                                                          =============
Net Asset Value and offering price per share of
  Class B shares ($31,118,685 / 4,473,179 shares of
  beneficial interest)*                                           $6.96
                                                          =============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($177,147,340 / 24,667,126
  shares of beneficial interest)                                  $7.18
                                                          =============
Net Asset Value and offering price per share of
  Class D shares ($5,584,056 / 802,899 shares of
  beneficial interest)*                                           $6.95
                                                          =============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

----------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------
For the year ended December 31, 1996

Investment Income
Dividends, net of foreign taxes of $27,798                 $ 1,017,593
Interest                                                       344,131
                                                           -----------
                                                             1,361,724
Expenses
Management fee (Note 2)                                      1,100,839
Custodian fee                                                  136,386
Transfer agent and shareholder services (Note 2)                89,410
Registration fees                                               53,456
Reports to shareholders                                         36,256
Audit fee                                                       30,328
Trustees' fees (Note 2)                                         27,440
Service fee--Class A (Note 4)                                   22,693
Distribution and service fees--Class B (Note 4)                209,446
Distribution and service fees--Class D (Note 4)                 42,516
Legal fee                                                        7,794
Miscellaneous                                                   26,827
                                                           -----------
                                                             1,783,391
                                                           -----------
Net investment loss                                           (421,667)
                                                           -----------
Realized and Unrealized Gain on Investments
Net realized gain on investments (Notes 1 and 3)            25,313,329
Net unrealized appreciation of investments                   1,008,895
                                                           -----------
Net gain on investments                                     26,322,224
                                                           -----------
Net increase in net assets resulting from operations       $25,900,557
                                                           ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                             Year ended December 31
                                        --------------------------------
                                              1996            1995
--------------------------------------- ---------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)              $   (421,667)   $    921,337
Net realized gain on investments*           25,313,329      57,615,231
Net unrealized appreciation of
  investments                                1,008,895       2,561,460
                                        ---------------  ---------------
Net increase resulting from operations      25,900,557      61,098,028
                                        ---------------  ---------------
Dividends from net investment income:
 Class A                                            --          (2,898)
 Class C                                      (212,810)       (756,996)
                                        ---------------  ---------------
                                              (212,810)       (759,894)
                                        ---------------  ---------------
Distributions from net realized gains:
 Class A                                    (1,432,492)       (568,862)
 Class B                                    (3,063,722)     (2,759,387)
 Class C                                   (17,829,679)    (56,277,393)
 Class D                                      (542,316)       (549,837)
                                        ---------------  ---------------
                                           (22,868,209)    (60,155,479)
                                        ---------------  ---------------
Net increase from fund share
  transactions (Note 5)                     24,343,911      12,930,239
                                        ---------------  ---------------
Total increase in net assets                27,163,449      13,112,894
Net Assets
Beginning of year                          201,867,992     188,755,098
                                        ---------------  ---------------
End of year (including undistributed
  net investment income of
  $0 and $206,529, respectively)          $229,031,441    $201,867,992
                                        ===============  ===============
* Net realized gain for Federal income
  tax purposes (Note 1)                   $ 23,295,967    $ 60,297,725
                                        ===============  ===============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

State Street Research Growth Fund (the "Fund"), is a series of State
Street Research Growth Trust (the "Trust"), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized in February, 1989 as a successor to State Street Growth Fund, Inc., a Massachusetts corporation. The Fund is presently the only series of the Trust.

The investment objective of the Fund is to provide long-term growth of capital. In seeking to achieve its investment objective, the Fund invests primarily in equity securities believed by the Investment Adviser to have better than average growth potential over the years.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and pay a service fee equal to 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investments in Securities
Values for listed securities represent the last sale on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the closing price supplied through such system. In the absence of recorded sales and for those over-the-counter securities not quoted on the NASDAQ system, valuations are at the mean of the closing bid and asked quotations, except for securities that may be restricted as to public resale, which are valued in accordance with methods adopted by the Trustees. Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends declared but not received are accrued on the ex-dividend date. Interest income is determined on the accrual basis. Realized gains and losses from security transactions are reported on the basis of average cost of securities delivered.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
B. Federal Income Taxes
No provision for Federal income taxes is necessary since the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any Federal Excise Tax under Section 4982 of the Internal Revenue Code.


C. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested semiannually. Net realized capital gains are distributed annually. For the year ended December 31, 1996, the Fund has designated as long-term $15,526,331 of the distributions from net realized gains.


Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to the disposition of securities that have different bases for financial reporting and tax purposes.

D. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into a contract that provides for an annual fee equal to 0.475% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended December 31, 1996, the fees pursuant to such agreement amounted to $1,100,839.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended December 31, 1996, the amount of such expenses was $28,674.

The fees of the Trustees not currently affiliated with the Adviser amounted to $27,440 during the year ended December 31, 1996.

Note 3

For the year ended December 31, 1996, exclusive of short-term investments and U.S. Government obligations, purchases and sales of securities aggregated $529,974,448 and $526,298,006, respectively.

Note 4

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended December 31, 1996, fees pursuant to such plan amounted to $22,693, $209,446 and $42,516 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan earned initial sales charges aggregating $35,003 and $188,274, respectively, on sales of Class A shares of the Fund during the year ended December 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $391,207 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $36,816 and $250 on redemptions of Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At December 31, 1996, the Adviser owned one share each of Class A, Class B and Class D of the Fund. Share transactions were as follows:

                                                                   Year ended December 31
                                               ---------------------------------------------------------------
                                                            1996                            1995
                                               -------------------------------  ------------------------------
Class A                                            Shares          Amount          Shares          Amount
---------------------------------------------  -------------- ---------------- --------------  ---------------
Shares sold                                       1,847,928     $ 14,383,066        208,712     $  1,886,012
Issued upon reinvestment of:
 Distributions from net realized gains              195,417        1,399,231         78,495          551,038
 Dividend from net investment income                     --               --            315            2,775
Shares redeemed                                    (263,591)      (2,062,377)       (49,931)        (451,405)
                                               -------------- ---------------- --------------  ---------------
Net increase                                      1,779,754     $ 13,719,920        237,591     $  1,988,420
                                               ============== ================ ==============  ===============
Class B                                            Shares          Amount          Shares          Amount
---------------------------------------------  -------------- ---------------- --------------  ---------------
Shares sold                                       2,947,485     $ 22,502,916      1,044,801     $  9,544,221
Issued upon reinvestment of distributions
  from net realized gains                           369,233        2,566,243        352,023        2,425,440
Shares redeemed                                    (395,250)      (2,996,738)       (65,041)        (572,546)
                                               -------------- ---------------- --------------  ---------------
Net increase                                      2,921,468     $ 22,072,421      1,331,783     $ 11,397,115
                                               ============== ================ ==============  ===============
Class C                                            Shares          Amount          Shares          Amount
---------------------------------------------  -------------- ---------------- --------------  ---------------
Shares sold                                         114,007     $    899,665         18,689     $    168,373
Issued upon reinvestment of:
 Distributions from net realized gains              807,652        5,802,306      2,691,966       18,924,523
 Dividends from net investment income                 4,457           36,774         12,393          109,179
Shares redeemed                                  (2,836,294)     (21,897,052)    (2,415,508)     (21,806,684)
                                               -------------- ---------------- --------------  ---------------
Net increase (decrease)                          (1,910,178)    $(15,158,307)       307,540     $ (2,604,609)
                                               ============== ================ ==============  ===============
Class D                                            Shares          Amount          Shares          Amount
---------------------------------------------  -------------- ---------------- --------------  ---------------
Shares sold                                         462,926     $  3,510,341        199,449     $  1,805,535
Issued upon reinvestment of distributions
  from net realized gains                            71,693          498,203         74,313          511,275
Shares redeemed                                     (39,411)        (298,667)       (20,783)        (167,497)
                                               -------------- ---------------- --------------  ---------------
Net increase                                        495,208     $  3,709,877        252,979     $  2,149,313
                                               ============== ================ ==============  ===============

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout each year:

                                          Class A                                     Class B
                        -------------------------------------------  --------------------------------------------
                                  Year ended December 31                       Year ended December 31
                        -------------------------------------------  --------------------------------------------
                         1996***    1995***      1994      1993*     1996***    1995***      1994       1993**
 ----------------------  --------- --------- -----------  ---------  --------- --------- ----------- -----------
Net asset value,
  beginning of year      $  7.02    $  7.09     $ 8.50     $ 9.63    $  6.89    $  7.02     $ 8.46      $ 9.56
Net investment income
  (loss)                   (0.03)      0.01       0.05       0.06      (0.08)     (0.06)     (0.00)       0.03
Net realized and
  unrealized gain
  (loss) on investments     0.93       2.30      (0.38)      0.37       0.90       2.29      (0.41)       0.42
Dividends from net
  investment income           --      (0.02)     (0.05)     (0.08)        --         --         --       (0.07)
Distributions from net
  realized gains           (0.75)     (2.36)     (1.03)     (1.48)     (0.75)     (2.36)     (1.03)      (1.48)
                         --------- --------- -----------  ---------  --------- --------- ----------- -----------
Net asset value, end
  of year                $  7.17    $  7.02     $ 7.09     $ 8.50    $  6.96    $  6.89     $ 7.02      $ 8.46
                         ========= ========= ===========  =========  ========= ========= =========== ===========
Total return               12.65%+    32.57%+    (3.83)%+    4.52%+++  11.73%+    31.71%+    (4.80)%+     4.64%+++
Net assets at end of
  year (000s)            $15,181    $ 2,379     $  719     $  602    $31,119    $10,684     $1,544      $  986
Ratio of operating
  expenses to average
  net assets                0.90%      0.89%      0.90%      0.96%++    1.65%      1.63%      1.63%       1.71%++
Ratio of net
  investment income
  (loss) to average net
  assets                   (0.34)%     0.12%      0.54%      0.48%++   (1.07)%    (0.69)%    (0.20)%     (0.36)%++
Portfolio turnover
  rate                    237.85%    234.43%     57.18%     68.36%    237.85%    234.43%     57.18%      68.36%
Average commission
  rate@                  $  0.03         --         --         --    $  0.03         --         --          --

                                                 Class C                                              Class D
                           ----------------------------------------------------------  -------------------------------------------
                                            Year ended December 31                              Year ended December 31
                           ----------------------------------------------------------  -------------------------------------------
                               1996***     1995***      1994        1993        1992     1996***    1995***      1994       1993**
-------------------------  ----------- ------------  -------- ----------- -----------  ---------  ----------  -------- -----------
Net asset value,
 beginning of year         $   7.02    $   7.08     $   8.51    $   9.26    $   9.14   $  6.88    $  7.02     $ 8.45      $ 9.56
Net investment income (loss)  (0.00)       0.04         0.07        0.09        0.14     (0.08)     (0.06)     (0.00)       0.03
Net realized and unrealized
  gain (loss) on investments   0.92        2.29        (0.40)       0.74        0.15      0.90       2.28      (0.40)       0.41
Dividends from net investment
  income                      (0.01)      (0.03)       (0.07)      (0.10)      (0.14)       --         --         --       (0.07)
Distributions from net
  realized gains              (0.75)      (2.36)       (1.03)      (1.48)      (0.03)    (0.75)     (2.36)     (1.03)      (1.48)
                             ----------- ------------  -------- ----------- -----------  ---------  ----------  -------- -----------
Net asset value, end of
  year                     $   7.18    $   7.02     $   7.08    $   8.51    $   9.26   $  6.95    $  6.88     $ 7.02      $ 8.45
                             =========== ============  ======== =========== ===========  =========  ==========  ======== ===========
Total return                  12.74%+     33.02%+      (3.82)%+     8.94%+      5.71%+   11.89%+    31.57%+    (4.68)%+     4.59%+++
Net assets at end of year
  (000s)                   $177,147    $186,689     $186,108    $250,786    $263,781   $ 5,584    $ 2,117     $  384      $  242
Ratio of operating
  expenses to average
  net assets                   0.65%       0.64%        0.64%       0.66%       0.57%     1.65%      1.63%      1.63%       1.71%++
Ratio of net investment
  income (loss) to
  average net assets          (0.06)%      0.43%        0.78%       0.92%       1.56%    (1.07)%    (0.67)%    (0.20)%     (0.34)%++
Portfolio turnover rate      237.85%     234.43%       57.18%      68.36%      35.60%   237.85%    234.43%     57.18%      68.36%
Average commission rate@   $   0.03          --           --          --          --   $  0.03         --         --          --
[diamond]After provision
  for Federal tax on
  retained capital gains
  at end of year of              --          --           --          --    $   0.22        --         --         --          --

--------------------------------------------------------------------------------
  *March 16, 1993 (commencement of share class designations) to December 31,
   1993.
 **March 18, 1993 (commencement of share class designations) to December 31,
   1993.
***Per-share figures have been calculated using the average shares method.
 ++Annualized
  +Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
  @For fiscal years beginning on or after January 1, 1996, the Fund is required to disclose its average commission rate per share paid for security trades.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research Growth Trust and Shareholders of State Street Research Growth Fund:

We have audited the accompanying statement of assets and liabilities of State Street Research Growth Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Growth Fund as of December 31, 1996, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 7, 1997

STATE STREET RESEARCH GROWTH FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

State Street Research Growth Fund's performance was mixed but positive in 1996. The Fund underperformed the average total return for Lipper Analytical Services' Growth Funds category.

Some of the Fund's underperformance can be attributed to a couple of significant occurrences in the stock market in the past year. In July, there was a stock market correction led by a sell-off in smaller, more aggressive growth stocks. The market became conservative, and as the Dow Jones came back, aggressive stocks with high earnings growth did not come back in the same fashion. Fund performance rebounded somewhat following this event.

In the fourth quarter there was a dramatic upswing in the Dow despite its sizable correction in mid-December. But many aggressive large-cap and mid-cap stocks--the type Growth Fund invests in--were on the way down.

The Fund benefited from holdings in a number of industries, most notably, retail, computer software and service, business service, hotel and restaurant and oil-service stocks.

Fund management more than doubled the Fund's position in hotel and restaurant stocks, which account for 11.6% of the portfolio as of December 31, 1996. Growth Fund management also built a reasonable position in oil services stocks, which make up 11.3% of the portfolio as of today.

December 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. During the periods prior to 1993 that shares of the Fund were not offered to the general public, the Fund was not subject to the cash inflows and higher redemptions and expenses that have occurred during the Fund's current, continuous public offering. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges where applicable. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.



Change In Value Of $10,000
Based On The S&P 500 Compared
To Change In Value Of $10,000
Invested In Growth Fund

  Average Annual Total Return
1 Year     5 Years      10 Years
+7.58%     +9.52%       +12.10%

     Class A Shares
12/86      9,550     10,000
12/87     10,477     10,525
12/88     11,416     12,268
12/89     15,963     16,149
12/90     14,979     15,647
12/91     18,989     20,403
12/92     20,073     21,956
12/93     21,816     24,164
12/94     20,981     24,481
12/95     27,815     33,670
12/96     31,334     41,396

  Average Annual Total Return
1 Year     5 Years      10 Years
+6.73%     +9.64%       +12.27%

     Class B Shares
12/86     10,000     10,000
12/87     10,939     10,525
12/88     11,954     12,268
12/89     16,715     16,149
12/90     15,685     15,647
12/91     19,884     20,403
12/92     21,019     21,956
12/93     22,705     24,164
12/94     21,616     24,481
12/95     28,470     33,670
12/96     31,809     41,396

  Average Annual Total Return
1 Year     5 Years      10 Years
+12.74%    +10.68%      +12.69%

     Class C Shares
12/86     10,000     10,000
12/87     10,939     10,525
12/88     11,954     12,268
12/89     16,715     16,149
12/90     15,685     15,647
12/91     19,884     20,403
12/92     21,019     21,956
12/93     22,898     24,164
12/94     22,022     24,481
12/95     29,294     33,670
12/96     33,027     41,396

 Average Annual Total Return
1 Year     5 Years      10 Years
+10.89%     +9.88%       +12.28%

     Class D Shares
12/86     10,000     10,000
12/87     10,939     10,525
12/88     11,954     12,268
12/89     16,715     16,149
12/90     15,685     15,647
12/91     19,884     20,403
12/92     21,019     21,956
12/93     22,694     24,164
12/94     21,631     24,481
12/95     28,460     33,670
12/96     31,844     41,396

                       STATE STREET RESEARCH GROWTH TRUST

                                     PART C

                                OTHER INFORMATION


Item 24:    Financial Statements and Exhibits

      (a)   Financial Statements

            (1) Financial Statements included in PART A (Prospectus) of this
                Registration Statement:


                Financial Highlights for State Street
                Research Growth Fund for the fiscal years ended December 31, 1987 through December 31, 1996.


            (2) Financial Statements included in PART B
                (Statement of Additional Information) of this Registration Statement:


                For State Street Research Growth Fund for the fiscal year ended December 31, 1996 (except as provided below):

                        Investment Portfolio
                        Statement of Assets and Liabilities
                        Statement of Operations
                        Statement of Changes in Net Assets
                              (fiscal years ended December 31, 1996
                              and December 31, 1995)
                        Notes to Financial Statements
                              (including financial highlights)
                        Report of Independent Accountants
                        Management's Discussion of Fund
                        Performance


      (b)   Exhibits:

            (1)            First Amended and Restated
                           Master Trust Agreement and Amendment No. 1 to First Amended and Restated Master Trust Agreement (ix)

            (1)(b)

            (2)(a)         By-Laws (i)

            (2)(b)         Amendment to By-Laws effective
                           September 30, 1992 (iv)

            (4)            Specimen Share Certificate (i)

            (5)            First Amended and Restated Investment Advisory
                           Contract


            (6)(a)         Distribution Agreement with State
                           Street Research Investment
                           Services, Inc. (vi)

            (6)(b)         Form of Selected Dealer Agreement, as supplemented


            (6)(c)         Form of Bank and Bank Affiliated
                           Broker-Dealer Agreement (viii)


            (8)(a)         Custodian Contract (iii)

            (8)(c)         Shareholders' Administrative
                           Services Agreement (iii)

            (10)           Consent, and Opinion of counsel on
                           legality of shares being issued
                           with respect to State Street Growth Fund (iv)

            (11)           Consent of Coopers & Lybrand L.L.P.


            (14)(a) State Street Research IRA: Disclosure Statement, Forms Booklet, Transfer of Assets/Direct Rollover Form (viii)

            (14)(b) State Street Research 403(b): Brochure, Maximum Salary Reduction Worksheet, Account Application, Salary Reduction Agreement and Transfer of 403(b) Assets Form


            (15)           Plan of Distribution Pursuant to
                           Rule 12b-1 (vi)

            (16)           Calculation of Performance Data
                           (vii)


            (17)           First Amended and Restated Multiple Class Expense
                           Allocation Plan

            (18)(a)        Powers of Attorney (ix)

            (18)(b) Certificate of Board Resolution Respecting Powers of Attorney (ix)

            (19)           Application Forms

            (27)           Financial Data Schedules



-------------------------

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

Footnote
Reference         Registration/Amendment        Date Filed

     i            Amendment No. 11 to           April 26, 1989
                  Registration Statement

    ii            Amendment No. 12 to           April 27, 1990
                  Registration Statement

   iii            Amendment No. 14 to           April 30, 1991
                  Registration Statement

    iv            Registration Statement        November 25, 1992
                  under Securities Act of
                  1933

     v            Pre-Effective Amendment       January 28, 1993
                  No. 1

    vi            Post-Effective Amendment      March 19, 1993
                  No. 1

   vii            Post-Effective Amendment      April 29, 1994
                  No. 2


  viii            Post-Effective Amendment      April 28, 1995
                  No. 3

    ix            Post-Effective Amendment      April 26, 1996
                  No. 4

Item 25.    Persons Controlled by or under
            Common Control with Registrant

      Inapplicable

Item 26.    Number of Holders of Securities


            (1)                                       (2)
                                                Number of Record
      Title of Class                            Holders (at 3/31/97)

      Shares of
      Beneficial Interest

            Class A                                   1,616
            Class B                                   2,249
            Class C                                     803
            Class D                                     188


Item 27.    Indemnification

Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement as further amended (the "Master Trust Agreement") each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its convenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                                    Boston, MA
  Research &                                                   advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Barton, Michael E.       None
  Vice President

Bennett, Peter C.        Vice President                       State Street Research Capital Trust                   Boston, MA
  Director and           Vice President                       State Street Research Exchange Trust                  Boston, MA
  Executive Vice         Vice President                       State Street Research Financial Trust                 Boston, MA
  President              Vice President                       State Street Research Growth Trust                    Boston, MA
                         Vice President                       State Street Research Master Investment Trust         Boston, MA
                         Vice President                       State Street Research Equity Trust                    Boston, MA
                         Vice President                       State Street Research Portfolios, Inc.                Boston, MA
                         Director                             State Street Research Investment Services, Inc        Boston, MA
                         Director                             Boston Private Bank & Trust Co.                       Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.                   Boston, MA
                         Chairman and Trustee                 Gordon College                                        Wenham, MA

Bochman, Kathleen        None
  Vice President

Bray, Michael J.         Employee                             Merrill Lynch & Co.                                   Boston, MA
  Vice President

Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                            Boston, MA
                         (until 12/96)
                         Managing Director                    State Street Global Advisors                          Boston, MA
                         (until 12/95)

Burbank, John F.         None
  Senior Vice President
  (Vice President
  until 7/96)

Cabrera, Jesus A.        Vice President                       First Chicago Investment Management Co.               Chicago, IL
  Vice President         (until 5/96)
                         Vice President                       State Street Research Capital Trust                   Boston, MA

Canavan, Joseph W.       Assistant Treasurer                  State Street Research Equity Trust                    Boston, MA
  Vice President         Assistant Treasurer                  State Street Research Financial Trust                 Boston, MA
                         Assistant Treasurer                  State Street Research Income Trust                    Boston, MA
                         Assistant Treasurer                  State Street Research Money Market Trust              Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust                Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust                   Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust                  Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust                    Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust         Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust                Boston, MA
                         Assistant Treasurer                  State Street Research Portfolios, Inc.                Boston, MA


                                      C-6


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Carmen, Michael T.       Portfolio Manager                    Montgomery Asset Management                        San Francisco, CA
  Vice President         (until 11/96)
                         Vice President                       State Street Research & Management Company            Boston, MA
                         (until 4/96)
                         Vice President                       State Street Research Capital Trust                   Boston, MA

Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust                Boston, MA
  Vice President

D'Vari, Ronald           None
  Vice President

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment Services, Inc.       Boston, MA
  Vice President

Dillman, Thomas J        Director of Research                 Bank of New York                                      New York, NY
  Senior Vice President  (until 6/95)

Drake, Susan W.          Vice President                       State Street Research Tax-Exempt Trust                Boston, MA
  Vice President         (until 2/96)

Duggan, Peter J.         None
  Senior Vice
  President

Evans, Gordon            Senior Vice President                State Street Research Investment Services, Inc.       Boston, MA
  Vice President         (Vice President
                         until 3/96)

Even, Karen              None
  Vice President

Federoff, Alex G.        None
  Vice President

Feliciano, Rosalina      None
  Vice President

Gardner, Michael D.      Partner                              Prism Group                                           Seattle, WA
  Senior Vice President
  (Vice President until
  6/95)

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust                   Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust                   Boston, MA
                         Vice President                        State Street Research Securities Trust               Boston, MA


                                       C-7

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Govoni, Electra           None
  Vice President

Granger, Allison          None
  Vice President

Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                    Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.       Baltimore, MD
                          Treasurer and Director               North Conway Institute                               Boston, MA

Hanson, Phyllis          None
  Vice President

Haverty, Jr., Lawrence J. None
  Senior Vice President

Heineke, George R.        None
  Vice President

Jackson, Jr.,             Trustee                              Certain trusts of related and
  F. Gardner                                                   non-related individuals
  Senior Vice President   Trustee and Chairman of the Board    Vincent Memorial Hospital                            Boston, MA

Jamieson, Frederick H.    Vice President and Asst. Treasurer   State Street Research Investment Services, Inc.      Boston, MA
  Senior Vice President   Vice President and Asst. Treasurer   SSRM Holdings, Inc.                                  Boston, MA
  (Vice President         Vice President and Controller        MetLife Securities, Inc.                             New York, NY
  until 6/95)             Assistant Treasurer                  State Street Research Energy, Inc.                   Boston, MA

Kallis, John H.           Vice President                       State Street Research Financial Trust                Boston, MA
  Senior Vice President   Vice President                       State Street Research Income Trust                   Boston, MA
                          Vice President                       State Street Research Tax-Exempt Trust               Boston, MA
                          Vice President                       State Street Research Portfolios, Inc.               Boston, MA
                          Vice President                       State Street Research Securities Trust               Boston, MA
                          Trustee                              705 Realty Trust                                     Washington, D.C.
                          Director and President               K&G Enterprises                                      Washington, D.C.

Kasper, M. Katherine      None
  Vice President

                                    C-8

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Kluiber, Rudolph K.       Vice President                       State Street Research Capital Trust                  Boston, MA
  Vice President

Kobrick, Frederick R.     Vice President                       State Street Research Equity Trust                   Boston, MA
  Senior Vice             Vice President                       State Street Research Capital Trust                  Boston, MA
  President               Vice President                       State Street Research Growth Trust                   Boston, MA
                          Member                               Harvard Business School Association                  Cambridge, MA
                          Member                               National Alumni Council, Boston University           Boston, MA

Langholm, Knut            None
  Vice President

Leary, Eileen M.          None
  Vice President

McNamara, III, Francis J. Senior Vice President, Clerk        State Street Research Investment Services, Inc.       Boston, MA
  Executive               and General Counsel
  Vice President,         Secretary and General Counsel       State Street Research Master Investment Trust         Boston, MA
  Secretary and           Secretary and General Counsel       State Street Research Capital Trust                   Boston, MA
  General Counsel         Secretary and General Counsel       State Street Research Exchange Trust                  Boston, MA
  (Senior Vice President  Secretary and General Counsel       State Street Research Growth Trust                    Boston, MA
  until 7/96)             Secretary and General Counsel       State Street Research Securities Trust                Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust                    Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust                 Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust                    Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust              Boston, MA
                          Secretary and General Counsel       State Street Research Portfolios, Inc.                Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust                Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                                   Boston, MA
                          Clerk and Director                  State Street Research Energy, Inc.                    Boston, MA
                          Senior Vice President and General   The Boston Company, Inc.                              Boston, MA
                          Counsel
                          (until 5/95)
                          Senior Vice President and General   Boston Safe Deposit and Trust Company                 Boston, MA
                          Counsel
                          (until 5/95)
                          Senior Vice President and General   The Boston Company Advisors, Inc.                     Boston, MA
                          Counsel
                          (until 5/95)



                                C-9

                                                                                                               Principal business
Name                     Connection                            Organization                                 address of organization
----                     ----------                            ------------                                 -----------------------
Maus, Gerard P.          Treasurer                             State Street Research Equity Trust                   Boston, MA
  Director, Executive    Treasurer                             State Street Research Financial Trust                Boston, MA
  Vice President         Treasurer                             State Street Research Income Trust                   Boston, MA
  and Treasurer          Treasurer                             State Street Research Money Market Trust             Boston, MA
                         Treasurer                             State Street Research Tax-Exempt Trust               Boston, MA
                         Treasurer                             State Street Research Capital Trust                  Boston, MA
                         Treasurer                             State Street Research Exchange Trust                 Boston, MA
                         Treasurer                             State Street Research Growth Trust                   Boston, MA
                         Treasurer                             State Street Research Master Investment Trust        Boston, MA
                         Treasurer                             State Street Research Portfolios, Inc.               Boston, MA
                         Treasurer                             State Street Research Securities Trust               Boston, MA
                         Director, Executive Vice President,   State Street Research Investment Services, Inc.      Boston, MA
                         Treasurer and Chief Financial Officer
                         Director and Treasurer                State Street Research Energy, Inc.                   Boston, MA
                         Director                              Metric Holdings, Inc.                             San Francisco, CA
                         Director                              Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                         Treasurer and Chief Financial         SSRM Holdings, Inc.                                  Boston, MA
                         Officer
                         Treasurer                             MetLife - Securities, Inc.                            New York, NY

Milder, Judith J.        None
  Senior Vice
  President
  (Vice President
  until 6/95)

Miller, Joan D.          Senior Vice President                 State Street Research Investment Services, Inc.      Boston, MA
  Senior Vice
  President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                        State Street Research Capital Trust                  Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                        State Street Research Exchange Trust                 Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Growth Trust                   Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Master Investment Trust        Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Equity Trust                   Boston, MA
                         Director                              Hibernia Savings Bank                                Quincy, MA
                         Governor on the                       Association for Investment Management and        Charlottesville, VA
                         Board of Governors                    Research
  Senior Vice

Mulligan, JoAnne C.      Vice President                        State Street Research Money Market Trust             Boston, MA
  Senior Vice
  President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                                Technology Analysts of Boston                        Boston, MA
  Vice President         Member                                Electro-Science Analysts (of NYC)                   New York, NY


                                C-10


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company                 New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
 Senior Vice
 President
 (Vice President
 until 4/97)

Peters, Kim M.            Vice President                       State Street Research Securities Trust               Boston, MA
  Senior Vice
  President

Ragsdale, E.K. Easton     None
  Senior Vice
  President
  (Vice President
  until 7/96)

Rawlins, Jeffrey A.       None
  Senior Vice
  President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust                   Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Assistant Treasurer                  State Street Research Equity Trust                   Boston, MA
  Vice President          Assistant Treasurer                  State Street Research Financial Trust                Boston, MA
                          Assistant Treasurer                  State Street Research Income Trust                   Boston, MA
                          Assistant Treasurer                  State Street Research Money Market Trust             Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust                  Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust                   Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust        Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Portfolios, Inc.               Boston, MA

Saperstone, Paul          None
  Vice President


                                C-11

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                        Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
  President                                                       Management Sales Executives                       Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                         Lexington, MA




Shaver, Jr., C. Troy      President and Chief Executive        State Street Research Investment Services, Inc.      Boston, MA
Executive Vice            Officer
President                 President and Chief Executive        John Hancock Funds, Inc.                             Boston, MA
                          Officer (until 1/96)

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust                Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust             Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc       Boston, MA
                          Vice President                       State Street Research Portfolios, Inc.               Boston, MA
                          Vice President                       State Street Research Securities Trust               Boston, MA

Shoemaker, Richard D.      None
  Senior Vice President

Strelow, Dan R.            None
  Senior Vice President


                                C-12

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.     Boston, MA
  Senior Vice President
  (Vice President
  until 6/95)

Verni, Ralph F.           Chairman, President, Chief           State Street Research Capital Trust                  Boston, MA
  Chairman, President,    Executive Officer and Trustee
  Chief Executive         Chairman, President, Chief           State Street Research Exchange Trust                 Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Growth Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust        Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust                Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Portfolios, Inc.               Boston, MA
                          Executive Officer and Director
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.      Boston, MA
                          (President and Chief
                          Executive Officer until 2/96)
                          President and Director               State Street Research Energy, Inc.                   Boston, MA
                          Chairman and Director                Metric Holdings, Inc.                             San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                            New York, NY
                          President, Chief Executive           SSRM Holdings, Inc.                                  Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                      Boston, MA
                          Director                             Colgate University                                  Hamilton, NY


                                C-13

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wade, Dudley              Vice President                       State Street Research Growth Trust                   Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust        Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President

Ward, Geoffrey            None
 Senior Vice President

Weiss, James M.           Vice President                       State Street Research Capital Trust                  Boston, MA
Senior Vice President     Vice President                       State Street Research Equity Trust                   Boston, MA
                          Vice President                       State Street Research Master Investment Trust        Boston, MA
                          Chief Investment Officer             IDS Equity Advisory Group, Inc.                    Minneapolis, MN
                          (until 12/95)

Westvold,                 Vice President                       State Street Research Securities Trust               Boston, MA
  Elizabeth McCombs
 Senior Vice
 President
 (Vice President
 until 7/96)

Wilson, John T.           Vice President                       State Street Research Capital Trust                  Boston, MA
 Vice President           Vice President                       State Street Research Equity Trust                   Boston, MA
                          Vice President                       State Street Research Master Investment Trust        Boston, MA
                          Vice President                       Phoenix Investment Counsel, Inc.                     Hartford, CT
                          (until 6/96)

Wing, Darman A.           Senior Vice President and            State Street Research Investment Services, Inc.      Boston, MA
 Vice President,          Asst. Clerk (Vice President
 Assistant Secretary      until 6/95)
 and Assistant            Assistant Secretary                  State Street Research Capital Trust                  Boston, MA
 General Counsel          Assistant Secretary                  State Street Research Exchange Trust                 Boston, MA
                          Assistant Secretary                  State Street Research Growth Trust                   Boston, MA
                          Assistant Secretary                  State Street Research Master Investment Trust        Boston, MA
                          Assistant Secretary                  State Street Research Securities Trust               Boston, MA
                          Assistant Secretary                  State Street Research Equity Trust                   Boston, MA
                          Assistant Secretary                  State Street Research Financial Trust                Boston, MA
                          Assistant Secretary                  State Street Research Income Trust                   Boston, MA
                          Assistant Secretary                  State Street Research Money Market Trust             Boston, MA
                          Assistant Secretary                  State Street Research Portfolios, Inc.               Boston, MA
                          Assistant Secretary                  State Street Research Tax-Exempt Trust               Boston, MA
                          Assistant Secretary                  SSRM Holdings, Inc.                                  Boston, MA

Woodbury, Robert S.       Employee                             Metropolitan Life Insurance Company                  New York, NY
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust                 Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust                   Boston, MA
 President                (until 2/96)


                                C-14

                                                                                                        Principal business
Name                      Connection                    Organization                                 address of organization
----                      ----------                    ------------                                 -----------------------
Wu, Norman N.             Partner                       Atlantic-Acton Realty                             Framingham, MA
 Senior Vice President    Director                      Bond Analysts Society of Boston                      Boston, MA

Item 29.    Principal Underwriters


      (a) State Street Research Investment Services, Inc. serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust and State Street Research Portfolios, Inc.


      (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:


      (1)                           (2)                    (3)
                              Positions                 Positions
Name and Principal            and Offices             and Offices
Business Address           with Underwriter          with Registrant
----------------           ----------------          ---------------

Ralph F. Verni                Chairman of             Chairman of
One Financial Center          the Board               the Board,
Boston, MA  02111             and Director            President,
                                                      Chief Executive
                                                      Officer and
                                                      Trustee

Peter C. Bennett              Director                Vice President
One Financial Center
Boston, MA  02111

Gerard P. Maus                Executive Vice          Treasurer
One Financial Center          President,
Boston, MA  02111             Treasurer,
                              Chief Financial
                              Officer and Director

Thomas A. Shively             Director                None
One Financial Center
Boston, MA  02111

C. Troy Shaver, Jr.           President and           None
One Financial Center          Chief Executive
Boston, MA  02111             Officer

George B. Trotta              Executive Vice          None
One Madison Avenue            President
New York, NY  10010

Dennis C. Barghaan            Senior Vice             None
One Financial Center          President
Boston, MA 02111

      (1)                           (2)                    (3)
                              Positions                 Positions
Name and Principal            and Offices             and Offices
Business Address           with Underwriter          with Registrant
----------------           ----------------          ---------------

Peter Borghi                  Senior Vice              None
One Financial Center          President
Boston, MA  02111

Paul V. Daly                  Senior Vice              None
One Financial Center          President
Boston, MA  02111

Susan M.W. DiFazio            Senior Vice              None
One Financial Center          President
Boston, MA  02111

Gordon Evans                  Senior                   None
One Financial Center          Vice President
Boston, MA  02111

Robert Haeusler               Senior Vice              None
One Financial Center          President
Boston, MA 02111

Francis J. McNamara, III      Senior Vice              Secretary
One Financial Center          President, General
Boston, MA  02111             Counsel and Clerk


Gregory R. McMahan            Senior Vice              None
One Financial Center          President
Boston, MA 02111

Joan D. Miller                Senior Vice              None
One Financial Center          President
Boston, MA  02111

Richard P. Samartin           Senior Vice              None
One Financial Center          President
Boston, MA  02111

Darman A. Wing                Senior Vice President,   Assistant
One Financial Center          Assistant General        Secretary
Boston, MA  02111             Counsel and Assistant
                              Clerk

Linda Grasso                  Vice President           None
One Financial Center
Boston, MA 02111

      (1)                           (2)                    (3)
                              Positions                 Positions
Name and Principal            and Offices             and Offices
Business Address           with Underwriter          with Registrant
----------------           ----------------          ---------------

Robert M. Gunville      Vice President          None
One Financial Center
Boston, MA  02111

Frederick H. Jamieson   Vice President          None
One Financial Center    and Assistant
Boston, MA  02111       Treasurer

Amy L. Simmons          Vice President          None
One Financial Center
Boston, MA  02111


Item 30.    Location of Accounts and Records

      Gerard P. Maus
      State Street Research & Management Company
      One Financial Center
      Boston, MA  02111

Item 31.    Management Services

      (a)   Inapplicable.

Item 32.    Undertakings

      (a)   Inapplicable.

      (b)   Inapplicable.

      (c)   Deleted.

      (d) The Registrant undertakes to hold a special meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the recordholders of not less than 10 per centum of the outstanding shares of the Trust and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

      (e) The Registrant has elected to include the information required by Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders upon request and without charge.

                                     NOTICE


      A copy of the First Amended and Restated Master Trust Agreement, as further amended (the "Master Trust Agreement") of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds comprising the series of the Registrant, as provided in the Master Trust Agreement. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 28th day of April, 1997.

                                    STATE STREET RESEARCH GROWTH TRUST




                                    By:               *
                                          _____________________________
                                          Ralph F. Verni
                                          Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated.


          Signature                             Capacity
          ---------                             --------

               *
______________________________            Trustee, Chairman of
Ralph F. Verni                            the Board, President
                                          and Chief Executive Officer
                                          (principal executive
                                          officer)

               *
______________________________            Treasurer (principal
Gerard P. Maus                            financial and accounting
                                          officer)


______________________________            Trustee
Steve A. Garban



______________________________            Trustee
Malcolm T. Hopkins


               *
______________________________            Trustee
Edward M. Lamont


               *
______________________________            Trustee
Robert A. Lawrence

               *
______________________________            Trustee
Dean O. Morton


               *
______________________________            Trustee
Thomas L. Phillips


               *
______________________________            Trustee
Toby Rosenblatt


               *
______________________________            Trustee
Michael S. Scott Morton


               *
______________________________            Trustee
Jeptha H. Wade





*By:    /s/ Francis J. McNamara, III
        ______________________________________________
            Francis J. McNamara, III, Attorney-in-Fact
            under Powers of Attorney dated April 25, 1996 incorporated by reference from Post-Effective Amendment No. 4.

                       1933 Act Registration No. 33-55024
                            1940 Act File No. 811-985




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                             ----------------------


                                    FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933           [ ]


                       Pre-Effective Amendment No. __            [ ]


                       Post-Effective Amendment No. 5            [X]


                                     and/or

                             REGISTRATION STATEMENT
                                    UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [ ]


                                Amendment No. 22                 [X]


                               -------------------

                            STATE STREET RESEARCH GROWTH TRUST
                    (Exact Name of Registrant as Specified in
                             Master Trust Agreement)

                              ---------------------

                                    EXHIBITS

                                INDEX TO EXHIBITS



     (5)          First Amended and Restated Investment Advisory Contract

     (6)(b)       Form of Selected Dealer Agreement, as supplemented

     (11)         Consent of Coopers & Lybrand L.L.P.

     (14)(b) State Street Research 403(b): Brochure, Maximum Salary Reduction Worksheet, Account Application, Salary Reduction Agreement and Transfer of 403(b) Assets Form

     (17)         First Amended and Restated Multiple Class Expense Allocation
                  Plan

     (19)         Application Forms

     (27)         Financial Data Schedules